                                                                    Exhibit 32.2

                           SECTION 1350 CERTIFICATION

     In connection with the Annual Report of Allied Healthcare International
Inc. (the "Company") on Form 10-K for the period ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the
"Report"), I, Charles F. Murphy, Chief Financial Officer of the Company,
certify, pursuant to 18. U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the
Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or
15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
Company as at and for the year ended September 30, 2004.

Dated:  December 22, 2004
                                          /s/ Charles F. Murphy
                                          --------------------------------------
                                          Charles F. Murphy
                                          Chief Financial Officer of the Company